UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2005

Xenomics, Inc.
(Exact name of registrant as specified in its charter)

Florida	04-3721895
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1701
New York, New York 10170
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0808

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 1, 2005, the Board of Directors of Xenomics, Inc., a Florida corporation ("Xenomics"), pursuant to a unanimous written consent of the Board of Directors elected John Brancaccio, a director of Xenomics to serve until the next annual meeting of the stockholders of Xenomics and/or until his successor has been duly elected and qualified.

Mr. Brancaccio currently serves as the Chief Financial Officer of Accelerated Technologies, Inc., an accelerator for the development of medical device companies, and on the boards of Callisto Pharmaceuticals, Inc., Alfacell Corporation, and FermaVir Pharmaceuticals, Inc. He formerly was acting Chief Financial Officer and Treasurer of Memory Pharmaceuticals Corporation.

On December 1, 2005, Dr. Thomas Adams resigned from the Board of Directors of Xenomics for personal reasons.

Item 9.01        Financial Statements and Exhibits

(c)	Exhibits.

	99.1	Press Release dated December 6, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2005

XENOMICS, INC.

By:	/s/ V. Randy White

V. Randy White, Ph.D. Chief Executive Officer

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